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                                                                   Exhibit 10.17


                             [Bank One Letterhead]


September 10, 2001

Technical Consumer Products, Inc.
300 Lena Drive
Aurora, Ohio  44202
Attn: President


RE: CREDIT AND SECURITY AGREEMENT DATED AUGUST 10, 2001 (THE "CREDIT AGREEMENT") BETWEEN TECHNICAL CONSUMER PRODUCTS, INC. (THE "BORROWER") AND BANK ONE, MICHIGAN (THE "BANK")

Ladies and Gentlemen:

     By way of background, Section 7.2(F) of the Credit Agreement prohibits the Borrower from, among other things, making any investment or purchasing any securities of any other Person (as this and other capitalized terms used herein and not be defined herein are defined in the Credit Agreement). You have advised us that, on advice of counsel, you desire to change the state of your incorporation from Ohio to Delaware. In anticipation of that change, you have indicated your desire to form a Delaware corporation, having the name "Technical Consumer Products, Inc." (the "Delaware Subsidiary"). At some time thereafter, you also intend that the Borrower would merge into the Delaware Subsidiary (the "Merger").

     The Bank hereby consents to the Borrower's investment in the Delaware Subsidiary and its acquisition of all of the issued and outstanding shares of the Delaware Subsidiary, so long as the Borrower's investment therein (whether in the form of purchase price for Stock, contribution to capital, advance of indebtedness or otherwise) does not exceed $1,000 in the aggregate. This consent is limited to the express provisions of the immediately preceeding sentence and shall not be deemed to consent to the Merger. As we have discussed, the Bank's consent to the Merger (and certain other actions contemplated in connection therewith) shall be subject to the Borrower's and the Delaware Subsidiary's performance and satisfaction of various conditions precedent and is expressed reserve at this time.

     Section 7.2(E) of the Credit Agreement prohibits the Borrower from acquiring or retiring any of its Stock. You have advised us that the Borrower desires to acquire some or all of the Borrower's stock owned by Andrzej Bobel. The Bank hereby consents to such acquisition so long as the aggregate consideration paid by the Borrower in connection therewith does not exceed $1,000.




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Technical Consumer Products, Inc.
September 10, 2001
Page 2



     Finally, in Section 6.1(G) of the Credit Agreement the Borrower represented and warranted to the Bank that "100% of all outstanding shares of Stock of Borrower are owned by Yan, Matthew Lyon, James Coleman and Andrew Bobell [sic]." You have advised us that, in addition to the foregoing individuals, Benjamin Ammons also owns Stock of the Borrower (less than 2% of the issued and outstanding Stock of the Company). By this letter, the Bank hereby waives any and all Events of Default under Section 8.1(C) of the Credit Agreement that may have occurred prior to the issuance of this letter by reference to the Borrower's breach of warranty contained Section 6.1(G), through the omission therefrom of Mr. Ammons as a holder of Stock of the Borrower. In addition, by this letter the Borrower and the Bank shall be deemed to have reformed and amended the provisions of Section 6.1(G) of the Credit Agreement as of the date of this letter to include Mr. Ammons as a holder of Stock of the Borrower.

     The foregoing consents and waivers are limited to their express terms and shall not be construed to consent to any other action taken or proposed by the Borrower, or to waive any other Event of Default that my heretofore have occurred or hereafter may occur, and shall not be construed as a commitment or undertaking by the Bank to grant additional consents or waivers in the future.

     Kindly confirm the Borrower's receipt of this letter and its agreement to the terms of this letter by signing a copy hereof on the space provided.


                                        Very truly yours,

                                        BANK ONE, MICHIGAN

                                        By:  /s/Randy R. Radik
                                           ---------------------------------
                                             Randy R. Radik, Vice President




                                  CONFIRMATION

The Borrower hereby confirms its receipt of the foregoing letter and the Borrower's agreement to the terms thereof this 10th day of September, 2001.


TECHNICAL CONSUMER PRODUCTS, INC.

By: /s/ Matthew G. Lyon
   --------------------------------------
      Matthew G. Lyon, Vice President - Finance and Operations and Treasurer
   ----------------------------------